9. Related Party Transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related Party Transactions

The Company conducts transactions with its directors and executive officers, including companies in which they have beneficial interests, in the normal course of business. It is the policy of the Company that loan transactions with directors and officers are made on substantially the same terms as those prevailing at the time made for comparable loans to other persons. The following is a summary of activity for related party loans for 2016 and 2015:

(Dollars in thousands)
	2016	2015
Beginning balance	$5,674	6,055
New loans	6,048	7,857
Repayments	(7,219)	(8,238)
Ending balance	$4,503	5,674

At December 31, 2016 and 2015, the Company had deposit relationships with related parties of approximately $27.8 million and $22.1 million, respectively.

A Director of the Company is an officer and partial owner of the construction company engaged to renovate the Bank's Corporate Center located at 518 West C Street, Newton, North Carolina.  During 2016 the Company paid a total of approximately $209,000 to this construction company for such renovation work.  At December 31, 2016, the remaining commitment to this construction company for renovation work not yet completed was approximately $2.2 million.